UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21876
                                                    ----------------------------

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 241-4141
                                                          ---------------

                       Date of fiscal year end: OCTOBER 31
                                               -----------

                    Date of reporting period: APRIL 30, 2007
                                             ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                   First Trust Tax-Advantaged Preferred Income
                                      Fund
                               Semi-Annual Report
                     For the Six Months Ended April 30, 2007

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------
             FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND (FPI)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2007


Shareholder Letter .......................................................   1
Portfolio Commentary .....................................................   2
Portfolio Components .....................................................   5
Portfolio of Investments .................................................   6
Statement of Assets and Liabilities ......................................   8
Statement of Operations ..................................................   9
Statements of Changes in Net Assets ......................................  10
Financial Highlights .....................................................  11
Notes to Financial Statements ............................................  12
Additional Information ...................................................  17
        Dividend Reinvestment Plan
        Proxy Voting Policies and Procedures
        Portfolio Holdings
        By-Law Amendments
        Submission of Matters to a Vote of Shareholders
        Advisory and Sub-Advisory Agreements
        Privacy Policy

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Tax-Advantaged Preferred Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Stonebridge and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the letter from the Fund's President, James A. Bowen, together with the portfolio commentary by the portfolio management team at the Fund's Sub-Advisor, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by Mr. Bowen and personnel of the Advisor and Stonebridge are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. Of course, the risks of investing in the Fund are spelled out in the prospectus.

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------
             FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND (FPI)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2007


Dear Shareholders:

We believe investment opportunities abound, both here and abroad, affording the potential for exceptional returns for investors. At First Trust Advisors L.P. ("First Trust"), we realize that we must be mindful of the complexities of the global economy and at the same time address the needs of our customers through the types of investments we bring to market.

We are single-minded about providing a range of investment products, including our family of closed-end funds, to help First Trust meet the challenge of maximizing our customers' financial opportunities. Translating investment ideas into products which can deliver performance over the long term while continuing to support our current product line remains a focus for First Trust as we head into the future.

The report you hold will give you detailed information about your investment in First Trust Tax-Advantaged Preferred Income Fund over the past six-month period. I encourage you to read this report and discuss it with your financial advisor.

First Trust is pleased to be a part of your financial portfolio and we will continue to offer you current information about your investment, as well as new opportunities in the financial marketplace, through your financial advisor. We value our relationship with you and appreciate the opportunity to assist you in achieving your financial goals.

Sincerely,

/S/ JAMES A. BOWEN
James A. Bowen
President of First Trust Tax-Advantaged Preferred Income Fund
June 11, 2007

--------------------------------------------------------------------------------
                              Portfolio Commentary
--------------------------------------------------------------------------------

                                  SUB-ADVISOR

STONEBRIDGE ADVISORS LLC (Stonebridge) is the sub-advisor to First Trust Tax-Advantaged Preferred Income Fund and is a registered investment advisor based in Wilton, CT. Stonebridge specializes in the management of Preferred Securities and North American Equity Income Securities.

Stonebridge is a performance-driven investment firm that strives to meet a standard of excellence for consistent performance and responsive service. Its conservative investment style is fundamental to the investment services it offers.

Stonebridge utilizes a team approach to portfolio management. The investment team meets on a daily basis and also has regularly scheduled strategic review sessions to discuss each client individually. With regard to changing market conditions, in-depth discussions about adjustments to investment strategy are methodically undertaken and changes implemented when warranted.

Additionally, Stonebridge has built solid proprietary risk modeling systems to help its managers diffuse the volatility in interest rate movements that can be caused by unforeseeable domestic and global events. We believe these sophisticated risk management tools, along with Stonebridge's seasoned and talented professionals, will help the firm deliver superior, long-term investment results.

                           PORTFOLIO MANAGEMENT TEAM

SCOTT FLEMING is President and CEO of Stonebridge. Prior to founding Stonebridge, Mr. Fleming co-founded Spectrum Asset Management, Inc., an investment advisor that specializes in preferred securities asset management for institutional clients and mutual funds. During his 13-year tenure there, he served as Chairman of the Board of Directors, Chief Financial Officer and Chief Investment Officer. Under his leadership, Spectrum grew to be one of the largest preferred securities managers in the country.

Mr. Fleming previously served as Vice President, Portfolio Manager for DBL Preferred Management, Inc. in New York. As head portfolio manager, he managed institutional assets with a strategy specializing in preferred securities. Mr. Fleming received his MBA in Finance from Babson College in Wellesley, MA and a BS in Accounting from Bentley College in Waltham, MA.

ROBERT DEROCHIE serves as Senior Vice President, Portfolio Manager and Analyst for Stonebridge. Prior to joining Stonebridge, Mr. DeRochie was Chief Financial Officer for Startech Environment Corporation. He previously worked for Queensway Investment Counsel, Ltd. in Canada as Vice President and Portfolio Manager where he managed custom portfolios for institutional clients, primarily in fixed-income and preferred securities.

Prior to Queensway, Mr. DeRochie was Assistant Vice President, Portfolio Manager for National Reinsurance Corporation, where he managed the firm's fixed-income securities and preferred securities portfolio. During his time at National Reinsurance, Mr. DeRochie gained a solid understanding of regulatory requirements for insurance reporting mandates. Mr. DeRochie received his BS degree in Finance and Economics from Alfred University, Alfred, NY, and his MBA in Finance from the University of Bridgeport, Bridgeport, CT.

RICHARD FORTIN, CFA serves as Vice President, Portfolio Manager and Analyst for Stonebridge. Mr. Fortin brings over 11 years of equity capital markets experience to Stonebridge. Prior to joining Stonebridge, Mr. Fortin was Senior Equity Analyst for the Telus Corporation Pension Fund, where he was a member of the Canadian Equities team that managed assets exceeding $US 1 billion. At Telus, Mr. Fortin's responsibilities encompassed detailed company analysis across numerous industries, investment strategy formulation and security selection/portfolio construction.

Mr. Fortin previously worked for Soundvest Capital Management (formerly Queensway Investment Counsel, Ltd.) in Canada as an Equity Analyst where he performed analysis of equities in a broad range of industries in Canada and the United States. At Soundvest, Mr. Fortin was also responsible for analyzing income trusts at a time when the sector was in its infancy. Mr. Fortin received his Honors Bachelor of Commerce degree from the University of Ottawa in 1995, and his CFA designation in 2000.

ALLEN SHEPARD, PhD serves as Risk Analyst for Stonebridge. Dr. Shepard joined Stonebridge in 2004 and developed proprietary risk models for use in managing preferred and fixed-income securities. Prior to joining Stonebridge, Dr. Shepard held positions as a Gibbs Instructor in the Mathematics Department at Yale University and as an Assistant Professor of Mathematics at Allegheny College.

Dr. Shepard brings a strong academic background to Stonebridge's analytical team. He received a BA in Mathematics from Hampshire College in 1980 and a PhD in Mathematics from Brown University in 1985, specializing in the field of algebraic topology. His subsequent research has been in mathematical economics. In order to expand his background in applied mathematical disciplines, Dr. Shepard returned to graduate school during 1995-1997, first in the Economics Department at MIT and then in the PhD program in Economics at Boston University.

--------------------------------------------------------------------------------
                        Portfolio Commentary (continued)
--------------------------------------------------------------------------------

ROBERT WOLF serves as Assistant Vice President and Analyst, for Stonebridge. Mr. Wolf brings nearly 8 years of fixed-income experience to Stonebridge. Prior to joining Stonebridge, Mr. Wolf was a high-yield fixed-income research analyst at Lehman Brothers. In this role, his responsibilities included detailed credit analysis across multiple sectors, relative value analysis, and developing trade recommendations for Lehman's High-Yield proprietary trading effort.

Mr. Wolf previously worked for Lehman Brothers Commercial Mortgage-Backed Securities ("CMBS") trading desk as a credit analyst where he provided in-depth analysis of CMBS transactions and the underlying commercial real estate market. Mr. Wolf received his BS degree in Chemistry from Villanova University in 1999 and his MBA in Finance from the New York University Stern School of Business in 2004.

FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND

The First Trust Tax-Advantaged Preferred Income Fund (the "Fund" or "FPI") commenced trading on June 28, 2006. The Fund's primary investment objective is to seek current income. The Fund seeks capital preservation as a secondary objective. Under normal market condition, the Fund will invest at least 80% of its managed assets in preferred securities that Stonebridge believes at the time of the investment are eligible to pay dividends that qualify for certain favorable federal income tax treatment as "tax-advantaged" when received by shareholders of the Fund. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

FUND RECAP

Tax-advantaged preferred securities have generally given investors a higher yield than comparable fixed-income investments such as municipal bonds, corporate bonds and Treasuries. Over time, the yield spread relative to these other securities can tighten or widen, depending on many factors within the overall fixed-income marketplace. During the six months ended April 30, 2007, spreads tightened relative to other fixed-income investments. This resulted in preferred security prices performing better than those of other fixed-income investments. The reason for the spread tightening was strong market technicals driven by more demand than supply during the period.

The Fund produced a market return of 3.85% during the six-month period. Part of this market return came from the Fund trading at less of a discount on April 30, 2007 (-1.39%) than it traded at on October 31, 2006 (-1.59%). The Fund's NAV total return for the same period was 3.58%, which compares favorably to the Fund's blended benchmark return of 3.47%. This blended benchmark consists of the following indexes that are weighted as indicated below and which had the respective total returns for the six months ended April 30, 2007:

INDEX (WEIGHTING)                                                 TOTAL RETURN
Merrill Lynch Preferred DRD Index (50%)                              4.27%
Merrill Lynch Preferred Adjustable Rate Preferred Index (27%)        3.22
Preferred Stock American Depository Shares Index (15%)               3.05
Scotia Capital Income Trust TR Index (8%)                           -0.95

PERFORMANCE ANALYSIS

The biggest reason for the Fund's outperformance of its benchmark was the purchase of two private placement securities in December, 2006. These two privates not only increased the portfolio's weighted average yield, but also were purchased at attractive levels, thus allowing for some price appreciation during the period. The new private preferred issues, Heartland Financial and Irwin Financial Corp., make up 15% of the Fund's portfolio.

The Fund's outperformance can also be attributed to the Canadian income trust portion of the portfolio. The Fund's Canadian income trusts produced a 3.52% return for the six months ended April 30, 2007 compared to -0.95% for the SCOTIA Income Trust benchmark. We believe the reason for these favorable results was due primarily to the strength of our security selection in the Fund.

The portfolio duration declined from 5.0 years on October 31, 2006 to 4.5 years on April 30, 2007. The Fund's duration is shorter than our benchmark, which is consistent with Stonebridge's conservative investment style. We have maintained an intermediate duration by allocating approximately 28% of the portfolio's assets in floating-rate preferred securities, which reset every 90 days off of the three-month London Interbank Offered Rate also known as LIBOR. This strategy allows us to shorten the duration and also is matched to our leverage amount of $22 million or 28% of the portfolio. By matching the leverage with floaters, the Fund leverage risk is generally reduced because income from these floaters will correlate closely with our leverage expense as short-term interest rates rise and decline, thus keeping leverage costs in check.

--------------------------------------------------------------------------------
                        Portfolio Commentary (continued)
--------------------------------------------------------------------------------

SUB-ADVISOR Q&A

CAN YOU GIVE A MARKET RECAP OVER THE LAST SIX MONTHS?

During the period starting on November 1, 2006 and ending on April 30, 2007, the fixed-income markets experienced a period of relatively low volatility resulting in unremarkable returns across the board. As the chart below shows, the yield curve steepened as long-term yields rose while the short end of the curve declined. During this six-month period, much mixed economic data was reported, thus causing confusion in the markets and resulting in interest rates staying in a narrow band. The general perception of investors was that the Federal Reserve Board (the "Fed") would likely reduce the Fed Funds Rate at some point in 2007. However, concerns about inflation and other economic indicators drove long-term rates higher. As a market benchmark, the Lehman Aggregate Index returned 2.63% over the six-month period ended April 30, 2007, while the 10-year Treasury note returned 1.96%.

There was a continuation of net new issuance in preferred securities as hybrid securities became increasingly popular. It appears that corporate bond investors recognized the value of picking up yield while going down the capital structure of an issuer. Thus far, the new issuance has been a positive in the market. There has generally been improved liquidity resulting from more investors, and as more new companies issued securities, the opportunity for diversification expanded. It should be noted that the majority of the new issuance was in taxable preferred securities. Given the Fund's strategy to pay tax-advantaged income to investors, we are hopeful that more new tax-advantaged paper will be issued in the future.

                    U.S. TREASURIES - HISTORICAL YIELD CURVE

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

10/31/2006        5.073    5.105    4.693   4.613    4.561    4.598    4.715
04/30/2007        4.84     4.987    4.591   4.525    4.511    4.622    4.813

WHAT WERE THE FACTORS THAT AFFECTED FUND PERFORMANCE?

There was one unfortunate event that caused one of the securities in the Fund portfolio to lose about 18% of its value over a two-day period. On April 16, 2007, Sallie Mae unexpectedly announced that it would be purchased and taken private by a group led by JC Flowers & Co. Although Bank of America Corp. and JPMorgan Chase & Co. are a part of the takeover group, Moody's announced that it expected to cut the current A2 rating on Sallie Mae by several notches. Given that this transaction is structured to be a leveraged buyout, the new rating is likely to end up below investment-grade. Fortunately, the Fund only held $1 million of this security, which amounted to about 1.25% exposure.

WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND?

As economic data continues to be mixed, the investment climate remains uncertain. At the time of this writing, long-term interest rates have risen by an additional 20 basis points since April 30, thus causing fixed-income markets to weaken in general. Although we remain cautious on the economy and interest rates, we have maintained our target duration range of 4 to 5 years and do not expect to alter this materially in the short-term.

We expect the hybrid preferred securities universe to keep growing throughout the remainder of 2007 as issuers enjoy some equity treatment on their balance sheet and investors reap the benefit of added yield over corporate bonds. Tax-advantaged securities may not experience the growth of the past two years, but a modest net new issuance is expected.

Private placement preferred securities remain an important part of the Fund's overall strategy and as such will be a primary focus in the months ahead. The Fund just purchased a new issue, IndyMac Bank, F.S.B., which is a 144A dividend received deduction preferred security that fits within our private preferred security allocation. It is rated BB+ by S&P and Ba1 by Moody's and has a coupon of 8.50%. When grossed up, it has a taxable equivalent yield of 11.12% for retail investors and 11.70% for corporate investors. It is our goal to be fully invested in the private preferred section of the portfolio before the Fund's fiscal year end of October 31, 2007.

FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
PORTFOLIO COMPONENTS*
APRIL 30, 2007 (UNAUDITED)

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Commercial Banks                        35.8%
Insurance                               21.4%
Thrifts & Mortgage Finance              13.0%
Canadian Income Trusts                   8.3%
Capital Markets                          6.4%
Electric Utilities                       5.1%
Trading Companies & Distributors         3.4%
Oil, Gas & Consumable Fuels              3.3%
Diversified Financial Services           2.2%
Consumer Finance                         1.1%

* Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets applicable to Common Shareholders.


                       See Notes to Financial Statements.                 Page 5

FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
PORTFOLIO OF INVESTMENTS
APRIL 30, 2007 (UNAUDITED)


                                                                                        MARKET
     SHARES                        DESCRIPTION                                           VALUE
   ----------  -----------------------------------------------------------------  -----------------
PREFERRED SECURITIES - 126.3%

                  CAPITAL MARKETS - 8.8%
         19,000   Deutsche Bank Capital Funding Trust VIII, 6.38% ............  $       486,400
        120,000   Goldman Sachs Group Inc., Series D, 5.88% (a) ..............        3,120,000
         23,500   Merrill Lynch & Company, Series 3, 6.38% ...................          614,290
         24,400   Merrill Lynch & Company, Series H, 6.05% (a) ...............          618,052
         10,000   Morgan Stanley, Series A, 6.19% (a) ........................          262,000
                                                                                ----------------
                                                                                      5,100,742
                                                                                ----------------
                  COMMERCIAL BANKS - 49.3%
         69,200   ABN AMRO Capital Funding Trust V, Series E, 5.90% ..........        1,670,488
         50,000   ABN AMRO Capital Funding Trust VII, Series G, 6.08% ........        1,244,000
          6,000   Heartland Financial, 8.26% (b) .............................        6,021,840
         90,000   HSBC Holdings PLC, Series A, 6.20% .........................        2,280,600
          6,000   Irwin Financial Corporation, Series A, 8.61% (a)(b) ........        6,044,424
         20,000   Regions Financing Trust II , 6.63% (a) .....................        2,003,534
        114,000   Royal Bank of Scotland PLC, Series R, 6.13% (a) ............        2,861,400
         60,000   Santander Finance Preferred SA Unipersonal, 6.80% (b) ......        1,528,128
         19,900   SunTrust Banks, Series A, 5.92% (a) ........................          537,300
        101,400   U.S. Bancorp, Series B, 5.97% (a) ..........................        2,676,960
         63,000   Zions Bancorporation, Series A, 5.87% (a) ..................        1,627,920
                                                                                ----------------
                                                                                     28,496,594
                                                                                ----------------
                  CONSUMER FINANCE - 1.5%
         10,000   SLM Corp., Series B, 6.05% (a) .............................          866,200
                                                                                ----------------
                  DIVERSIFIED FINANCIAL SERVICES - 3.0%
         40,000   Bank of America Corp., Series D, 6.20% .....................        1,050,000
         26,400   ING Groep NV, 6.13% ........................................          684,080
                                                                                ----------------
                                                                                      1,734,080
                                                                                ----------------
                  ELECTRIC UTILITIES - 7.1%
         40,000   Alabama Power Company, 5.63% ...............................        1,007,500
         80,000   PPL Electric Utilities Corp., 6.25% ........................        2,107,504
         10,000   Southern California Edison Company, 6.13% ..................        1,000,000
                                                                                ----------------
                                                                                      4,115,004
                                                                                ----------------
                  INSURANCE - 29.5%
         94,000   Aspen Insurance Holdings Ltd., 7.40% (a) ...................        2,415,800
        115,000   Axis Capital Holdings Ltd., Series A, 7.25% ................        2,984,250
         60,000   Endurance Specialty Holdings Ltd., Series A, 7.75% .........        1,595,400
         40,000   PartnerRe Ltd., Series C, 6.75% ............................        1,017,200
         36,573   Prudential PLC, 6.50% ......................................          940,292
         20,000   Renaissancere Holdings Ltd., Series B, 7.30% ...............          508,400
         80,000   Renaissancere Holdings Ltd., Series D, 6.60% ...............        1,957,600
        120,000   XL Capital Ltd., Series B, 7.63% ...........................        3,044,400
          2,500   Zurich RegCaPS Funding Trust VI, 6.07% (a)(b) ..............        2,582,032
                                                                                ----------------
                                                                                     17,045,374
                                                                                ----------------
                  OIL, GAS & CONSUMABLE FUELS - 4.5%
        100,000   GMX Resources Inc., Series B, 9.25% ........................        2,600,000
                                                                                ----------------

Page 6                 See Notes to Financial Statements.

FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2007 (UNAUDITED)


                                                                                        MARKET
     SHARES                        DESCRIPTION                                           VALUE
   ----------  -----------------------------------------------------------------  -----------------
PREFERRED SECURITIES - CONTINUED

                  THRIFTS & MORTGAGE FINANCE - 17.9%
         17,000   FannieMae, Series H, 5.81% .................................  $       854,250
         64,800   Franklin Bank Corp., Series A, 7.50% .......................        1,684,800
         73,000   FreddieMac, Series V, 5.57% ................................        1,826,460
         40,000   FreddieMac, Series W, 5.66% ................................        1,000,800
         90,100   Sovereign Bancorp, Inc., Series C, 7.30% ...................        2,445,765
        100,000   Washington Mutual, Inc., 6.05% (a) .........................        2,575,000
                                                                                ----------------
                                                                                     10,387,075
                                                                                ----------------
                  TRADING COMPANIES & DISTRIBUTORS - 4.7%
        250,400   Willis Lease Finance Corp., Series A, 9.00% ................        2,701,816
                                                                                ----------------
                  TOTAL PREFERRED SECURITIES .................................       73,046,885
                                                                                ----------------
                  (Cost $72,375,317)

CANADIAN INCOME TRUSTS - 11.4%
        110,000   Atlantic Power Corp., IPS ..................................        1,137,760
         21,800   BFI Canada Income Fund .....................................          527,560
         78,000   Boralex Power Income Fund ..................................          741,780
         60,000   Crescent Point Energy Trust ................................        1,021,713
         80,900   Energy Savings Income Fund .................................        1,028,239
        115,000   Teranet Income Fund ........................................        1,015,407
         90,000   Yellow Pages Income Fund ...................................        1,140,103
                                                                                ----------------
                  TOTAL CANADIAN INCOME TRUSTS ...............................        6,612,562
                                                                                ----------------
                  (Cost $6,506,011)

                  TOTAL INVESTMENTS - 137.7% .................................       79,659,447
                                                                                ----------------
                  (Cost $78,881,328)(c)

                  NET OTHER ASSETS & LIABILITIES - 0.3% ......................          173,058
                  AUCTION PREFERRED SHARES, AT LIQUIDATION VALUE - (38.0)% ...      (22,000,000)
                                                                                ----------------
                  NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS) - 100.0% ....  $    57,832,505
                                                                                ================

---------------------------------------------
         (a) Variable rate security. The interest rate shown reflects the rate in effect at April 30, 2007.
         (b) Securities are restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. At April 30, 2007, these securities amounted to $16,176,424, or 28.0% of net assets (Note 2E).
         (c) Aggregate cost for federal income tax and financial reporting purposes.
         IPS Income Participating Securities

SCHEDULE OF FOREIGN CURRENCY FUTURES CONTRACTS

         NUMBER OF                                                UNREALIZED
         CONTRACTS         DESCRIPTION               VALUE       DEPRECIATION

FUTURES CONTRACTS - SHORT POSITION
         50       Canadian Dollar June 2007       $4,514,000     $(223,500)
                                                  ----------     ---------

                       See Notes to Financial Statements.                 Page 7

FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2007 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $78,881,328) ...................................................................................    $    79,659,447
Cash ....................................................................................................            240,061
Cash segregated as collateral for open futures contracts ................................................            264,539
Prepaid expenses ........................................................................................              5,413
Receivables:
   Dividends and interest ...............................................................................            138,663
                                                                                                             ----------------
     Total Assets .......................................................................................         80,308,123
                                                                                                             ----------------
LIABILITIES:
Payables:
   Variation margin .....................................................................................            223,500
   Offering costs .......................................................................................             69,107
   Investment advisory fees .............................................................................             42,452
   Printing fees ........................................................................................             42,017
   Audit and legal fees .................................................................................             27,703
   Investment securities purchased ......................................................................             20,088
   Accumulated unpaid dividends on Auction Preferred Shares .............................................             18,393
   Administrative fees ..................................................................................              8,332
   Transfer agent fees ..................................................................................              5,608
   Custodian fees .......................................................................................              4,233
   Trustees' fees and expenses ..........................................................................              4,069
Accrued expenses ........................................................................................             10,116
                                                                                                             ----------------
     Total Liabilities ..................................................................................            475,618
                                                                                                             ----------------
NET ASSETS INCLUDING AUCTION PREFERRED SHARES ...........................................................    $    79,832,505
                                                                                                             ================
AUCTION PREFERRED SHARES:
($0.01 par value, 880 shares issued with liquidation preference of $25,000 per share,
   unlimited number of Auction Preferred Shares has been authorized) ....................................         22,000,000
                                                                                                             ----------------
NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS) ..........................................................    $    57,832,505
                                                                                                             ================
NET ASSETS CONSIST OF:
Accumulated net investment loss .........................................................................    $      (366,531)
Accumulated net realized gain on investments, futures contracts and foreign currencies sold .............          1,445,131
Net unrealized appreciation of investments, futures contracts and foreign currencies ....................            555,211
Par value ...............................................................................................             29,707
Paid-in capital .........................................................................................         56,168,987
                                                                                                             ----------------
     Net Assets (Applicable to Common Shareholders) .....................................................    $    57,832,505
                                                                                                             ================
NET ASSET VALUE, applicable to Common Shares outstanding
   (par value $0.01 per Common Share) ...................................................................    $         19.47
                                                                                                             ================
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized) .............          2,970,712
                                                                                                             ================

Page 8                 See Notes to Financial Statements.

FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign tax withholding of $55,597) ...................................................    $     2,720,540
Interest ................................................................................................             58,762
                                                                                                             ----------------
   Total investment income ..............................................................................          2,779,302
                                                                                                             ----------------
EXPENSES:
Investment advisory fees ................................................................................            394,973
Administration fees .....................................................................................             49,998
Auction Preferred Shares commission fees ................................................................             27,760
Audit and legal fees ....................................................................................             23,393
Trustees' fees and expenses .............................................................................             20,852
Printing fees ...........................................................................................             20,631
Transfer agent fees .....................................................................................             16,891
Custodian fees ..........................................................................................              8,572
Other ...................................................................................................             15,526
                                                                                                             ----------------
   Total expenses .......................................................................................            578,596
   Fees waived by the investment advisor ................................................................           (138,241)
                                                                                                             ----------------
Net expenses ............................................................................................            440,355
                                                                                                             ----------------
NET INVESTMENT INCOME ...................................................................................          2,338,947
                                                                                                             ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ..........................................................................................          1,172,328
   Futures contracts ....................................................................................            164,543
   Foreign currencies ...................................................................................             (3,744)
                                                                                                             ----------------
Net realized gain (loss) ................................................................................          1,333,127
                                                                                                             ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments ..........................................................................................           (931,178)
   Futures contracts ....................................................................................           (191,000)
   Foreign currencies ...................................................................................                801
                                                                                                             ----------------
Net change in unrealized appreciation (depreciation) of investments during the period ...................         (1,121,377)
                                                                                                             ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) .................................................................            211,750
                                                                                                             ----------------
AUCTION PREFERRED SHARE DIVIDENDS .......................................................................           (474,847)
                                                                                                             ----------------
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   RESULTING FROM OPERATIONS ............................................................................    $     2,075,850
                                                                                                             ================

                       See Notes to Financial Statements.                 Page 9

FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                     SIX MONTHS
                                                                                                        ENDED             PERIOD
                                                                                                      4/30/2007           ENDED
                                                                                                     (UNAUDITED)       10/31/2006(a)
                                                                                                    -------------     --------------
OPERATIONS:
Net investment income .........................................................................      $  2,338,947     $   1,141,541
Net realized gain (loss) ......................................................................         1,333,127           206,358
Net change in unrealized appreciation (depreciation) ..........................................        (1,121,377)        1,676,588
Distributions to Auction Preferred Shareholders:
   Dividends paid from net investment income ..................................................          (474,847)         (126,528)
                                                                                                     ------------     --------------
Net increase in net assets applicable to Common Shareholders resulting from operations ........         2,075,850         2,897,959

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
   Dividends paid from net investment income ..................................................        (2,228,034)       (1,111,964)
                                                                                                     ------------     --------------
Total distributions to Common Shareholders ....................................................        (2,228,034)       (1,111,964)

CAPITAL TRANSACTIONS:
Net proceeds from sale of 0 and 2,965,236 of Common Shares, respectively ......................                --        56,636,008
Net proceeds from 0 and 5,476 of Common Shares reinvested, respectively .......................                --           105,296
Offering costs ................................................................................                --          (542,610)
                                                                                                     ------------     --------------
Total capital transactions ....................................................................                --        56,198,694
                                                                                                     ------------     --------------
Net increase (decrease) in net assets applicable to Common Shareholders .......................          (152,184)       57,984,689

NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS):
Beginning of period ...........................................................................        57,984,689                --
                                                                                                     ------------     --------------
End of period .................................................................................      $ 57,832,505     $  57,984,689
                                                                                                     ============     ==============
Accumulated net investment loss at end of period ..............................................      $   (366,531)    $      (2,597)
                                                                                                     ============     ==============

--------------------------------------------------
(a) Initial seed date of June 20, 2006. The Fund commenced operations on June 27, 2006.

Page 10                See Notes to Financial Statements.

FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                     SIX MONTHS
                                                                                                        ENDED             PERIOD
                                                                                                      4/30/2007           ENDED
                                                                                                     (UNAUDITED)       10/31/2006(a)
                                                                                                    -------------     --------------
Net asset value, beginning of period ..........................................................      $      19.52     $    19.10(b)
                                                                                                     ------------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................................................................              0.79           0.38
Net realized and unrealized gain ..............................................................              0.07           0.64
Distributions paid to Auction Preferred Shareholders:
   Dividends paid from net investment income ..................................................             (0.16)         (0.04)
                                                                                                     ------------     -----------
Total from investment operations ..............................................................              0.70           0.98
                                                                                                     ------------     -----------
DISTRIBUTIONS PAID TO COMMON SHAREHOLDERS:
   Dividends paid from net investment income ..................................................             (0.75)         (0.38)
                                                                                                     ------------     -----------
Total distributions to Common Shareholders ....................................................             (0.75)         (0.38)
                                                                                                     ------------     -----------
Dilutive impact from the offering of Auction Preferred Shares .................................                --          (0.14)(c)
                                                                                                     ------------     -----------
Common share offering costs charged to paid-in capital ........................................                --          (0.04)
                                                                                                     ------------     -----------
Net asset value, end of period ................................................................      $      19.47     $    19.52
                                                                                                     ============     ===========
Market value, end of period ...................................................................      $      19.20     $    19.21
                                                                                                     ============     ===========
TOTAL RETURN BASED ON NET ASSET VALUE (D)(E) ..................................................              3.58%          4.25%
                                                                                                     ============     ===========
TOTAL RETURN BASED ON MARKET VALUE (E)(F) .....................................................              3.85%         (2.08)%
                                                                                                     ============     ===========
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON SHAREHOLDERS:
Ratio of net expenses to average net assets excluding interest expense ........................              1.54%(g)       1.63%(g)
Ratio of net expenses to average net assets ...................................................              1.54%(g)       1.64%(g)
Ratio of total expenses to average net assets .................................................              2.02%(g)       2.04%(g)
Ratio of net investment income to average net assets ..........................................              8.18%(g)       5.79%(g)
Ratio of net investment income to average net assets net of Auction Preferred Share
   dividends (h) ..............................................................................              6.52%(g)       5.15%(g)

SUPPLEMENTAL DATA:
Portfolio turnover rate .......................................................................               114%           119%
Net assets, end of period (in 000's) ..........................................................      $     57,833     $   57,985
Ratio of net expenses to total average Managed Assets excluding interest expense ..............              1.11%(g)       1.42%(g)
Ratio of net expenses to total average Managed Assets .........................................              1.11%(g)       1.43%(g)
Ratio of total expenses to total average Managed Assets .......................................              1.46%(g)       1.78%(g)

PREFERRED SHARES:
Total Auction Preferred Shares outstanding ....................................................               880            880
Liquidation and market value per Auction Preferred Share (i) ..................................      $     25,021     $   25,003
Asset coverage per share (j) ..................................................................      $     90,719     $   90,892

--------------------------------------------------
(a) Initial seed date of June 20, 2006. The Fund commenced operations on June 27, 2006.
(b) Net of sales load of $0.90 per share on initial shares issued.
(c) The expenses associated with the offering of the Auction Preferred Shares had a $(0.14) impact on the Common Share NAV.
(d) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.
(e) Total return is not annualized for periods less than one year.
(f) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share market price per share.
(g) Annualized.
(h) The net investment income ratio reflects income net of operating expenses and payments and changes in unpaid dividends to Auction Preferred Share Shareholders.
(i) Includes accumulated and unpaid dividends.
(j) Calculated by subtracting the Fund's total liabilities (not including the Auction Preferred Shares) from the Fund's total assets, and dividing by the number of Auction Preferred Shares outstanding.

                       See Notes to Financial Statements.                Page 11

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                           APRIL 30, 2007 (UNAUDITED)

                              1. FUND DESCRIPTION

First Trust Tax-Advantaged Preferred Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 9, 2006 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FPI on the American Stock Exchange ("AMEX").

The Fund's primary investment objective is to seek current income. The Fund seeks capital preservation as a secondary objective. Under normal market conditions, the Fund will invest at least 80% of its managed assets in preferred securities that Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") believes at the time of investment are eligible to pay dividends that qualify for certain favorable federal income tax treatments as "tax-advantaged" when received by shareholders of the Fund. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

Managed assets are defined as the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund).

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The Fund determines the net asset value ("NAV") of its shares daily, as of the close of regular session trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Auction Preferred Shares from the Fund's Total Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. Securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. government securities are valued at the mean between the last reported bid and asked prices. The Fund will value mortgage-backed securities and other debt securities not traded in an organized market on the basis of valuations provided by dealers or by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities, various relationships between securities and yield to maturity in determining value. Debt securities having a remaining maturity of less than sixty days when purchased and debt securities originally purchased with maturities of sixty days or more but which currently have maturities of less than sixty days are valued at cost adjusted for amortization of premiums and accretion of discounts. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular security, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would materially affect NAV, First Trust Advisors L.P. ("First Trust") may use a fair value method to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees and in accordance with the provisions of the 1940 Act.

Futures contracts, as explained below, are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the reporting date, is included in the Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------
                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                           APRIL 30, 2007 (UNAUDITED)

B. FUTURES CONTRACTS:

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (known as an initial margin deposit). Subsequent payments (known as variation margin) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses, and the Fund recognizes a realized gain or loss when the contract is closed. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

D. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) of foreign currencies" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currencies" on the Statement of Operations.

E. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are defined as securities that may not be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions which are exempt from registration. As of April 30, 2007, the Fund held restricted securities as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.

                                                                                 CARRYING        CURRENT      4/30/07        % OF
                                                   ACQUISITION                 VALUE PER UNIT    CARRYING      MARKET         NET
SECURITY                                              DATE           SHARES      AT 4/30/07        COST         VALUE        ASSETS
Heartland Financial, 8.26%                           12/21/06        6,000       $1,003.64    $  6,000,000    $  6,021,840   10.41%
Irwin Financial Corporation, Series A, 8.61%         12/22/06        6,000        1,007.41       5,940,000       6,044,424   10.45
Santander Finance Preferred SA Unipersonal, 6.80%    10/31/06       60,000           25.00       1,500,000       1,528,128    2.64
Zurich RegCaPS Funding Trust VI, 6.07%                 2/6/07        2,500        1,032.82       2,575,000       2,582,032    4.47
                                                                  --------                    ------------    ------------  ------
                                                                    74,500                    $ 16,015,000    $ 16,176,424   27.97%
                                                                  ========                    ============    ============  ======

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares quarterly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------
                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                           APRIL 30, 2007 (UNAUDITED)

The tax character of distributions paid during the fiscal period ended October 31, 2006 is as follows:

Distributions paid from:                                  2006
Ordinary Income ................................       $ 1,238,492
Long-Term Capital Gains ........................       $        --

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income ..................       $    80,112
Undistributed Long-Term Capital Gains ..........       $        --
Net Unrealized Appreciation ....................       $ 1,675,980

G. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

H. EXPENSES:

The Fund pays all expenses directly related to its operations.

I. ORGANIZATION AND OFFERING COSTS:

Organization costs consist of costs incurred to establish the Fund and enable it to legally do business. These costs include filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consist of legal fees pertaining to the Fund's Common Shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust and Stonebridge have paid all organization expenses and all offering costs of the Fund (other than sales load) that exceeded $0.04 per Common Share. The Fund's share of Common Share offering costs, $118,610, was recorded as a reduction of the proceeds from the sale of Common Shares.

J. ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued by the FASB and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received, minus accrued liabilities other than the principal amount of borrowings).

Stonebridge, an affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------
                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                           APRIL 30, 2007 (UNAUDITED)

First Trust has agreed to waive fees in an amount equal to 0.35% of the average daily Managed Assets of the Fund for the first two years of the Fund's operations through June 27, 2008. The Sub-Advisor has agreed to bear a portion of this waiver obligation by reducing the amount of its full sub-advisory fee to 20%. Waivers are reported as "Fees waived by the investment advisor" on the Statement of Operations.

PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Effective January 1, 2007, the Trustees approved a revised compensation plan. Under the revised plan, each Trustee who is not an officer or employee of First Trust Advisors, any sub-advisor or any of their affiliates, ("Independent Trustees") is paid an annual retainer of $10,000 per investment company for the first 14 investment companies of the First Trust Fund Complex and an annual retainer of $7,500 per investment company for each subsequent investment company added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the investment companies. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, Thomas R. Kadlec is paid $10,000 annually to serve as the Lead Independent Trustee and Niel B. Nielson is paid $5,000 annually to serve as the chairman of the Audit Committee with such compensation paid by the funds in the First Trust Fund Complex and divided among those funds. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Trustees adopted the revised plan because the increase in the number of funds in the First Trust Fund Complex had the effect of rapidly increasing their compensation under the previous arrangements. Prior to January 1, 2007, the funds paid each Trustee who is not an officer or employee of First Trust Advisors, any sub-advisor or any of their affiliates an annual retainer of $10,000, which included compensation for all board and committee meetings.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding U.S. government and short-term investments, for the six months ended April 30, 2007, aggregated amounts were $91,293,791 and $89,729,332, respectively.

As of April 30, 2007, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,404,895 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $626,776.

                                5. COMMON SHARES

As of April 30, 2007, 2,970,712 of $0.01 par value Common Shares were issued. An unlimited number of Common Shares has been authorized under the Fund's Dividend Reinvestment Plan.

COMMON SHARE TRANSACTIONS WERE AS FOLLOWS:

                                                                     SIX MONTHS
                                                                       ENDED                    PERIOD ENDED
                                                                   APRIL 30, 2007             OCTOBER 31, 2006
                                                                 SHARES     AMOUNT           SHARES        AMOUNT
Proceeds from Common Shares sold ............................        --    $      --      2,965,236    $ 56,636,008
Common Shares issued as reinvestment of dividends under the
   Dividend Reinvestment Plan ...............................        --           --          5,476         105,296
Offering costs ..............................................        --           --             --        (542,610)
                                                             ----------    ---------    -----------    ------------
                                                                     --    $      --      2,970,712    $ 56,198,694
                                                             ==========    =========    ===========    ============

                          6. AUCTION PREFERRED SHARES

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares of beneficial interest, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. As of April 30, 2007, the Fund had 880 Series M Auction Preferred Shares ("Preferred Shares") outstanding at a liquidation value of $25,000 per share. The Preferred Shares offering costs of $204,000 and commissions of $220,000 were charged to capital of Common Shares for the period ended October 31, 2006.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------
                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                           APRIL 30, 2007 (UNAUDITED)

The Fund is required to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to maintain eligible assets having an aggregated discounted value at least equal to the Preferred Shares basic maintenance amount as of any valuation date and the failure is not cured on or before the related asset coverage cure date, the Fund will be required in certain circumstances to redeem certain Preferred Shares.

An auction of the Preferred Shares is generally held every 7 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date.

The annual dividend rate in effect as of April 30, 2007 was 4.30%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. The high and low annual dividend rates during the six months ended April 30, 2007, were 4.50% and 4.20%, respectively, and the average dividend rate was 4.29%. These rates may vary in a manner not related directly to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

Under Emerging Issues Task Force (EITF) promulgating Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to guidance of the EITF, the Fund's Preferred Shares are classified outside of permanent equity (net assets attributable to Common Shares) in the accompanying financial statements.

                              7. CREDIT AGREEMENT

The Fund has a credit agreement with the Custodial Trust Company of Bear Stearns, under which the Fund may borrow from the Custodial Trust Company an aggregate amount of up to the lesser of $20,000,000 or the maximum amount the Fund is permitted to borrow under the 1940 Act. This credit agreement has no maturity date and can be paid or called at any time. For the six months ended April 30, 2007, the Fund had no borrowings under this credit agreement.

                            8. CONCENTRATION OF RISK

An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur.

LOSS OF "QUALIFIED DIVIDEND INCOME" STATUS:

Without further legislation, the tax advantage associated with "qualified dividend income" is set to expire for tax years beginning January 1, 2011. The loss of such tax advantage would reduce the after-tax yield of any income from the Fund's investments that would otherwise constitute "qualified dividend income," thereby reducing the overall level of tax-advantaged current income available to individual and other non-corporate holders of Common Shares.

NON-INVESTMENT GRADE SECURITIES RISK:

The Fund may invest up to 50% of its Managed Assets in non-investment grade securities. Below-investment grade securities are rated below "Baa" by Moody's Investors Service, Inc., below "BBB" by Standard & Poor's Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined to be of comparable credit quality by the Sub-Advisor. Below-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be volatile, and these securities are less liquid than investment grade debt securities.

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------
                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                           APRIL 30, 2007 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PFPC Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

         (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
             (ii) 95% of the market price on that date.

         (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the AMEX or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at #800) 334-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
Additional Information - (Continued)
--------------------------------------------------------------------------------
                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                           APRIL 30, 2007 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling #-800-SEC-0330.

                               BY-LAW AMENDMENTS

On June 12, 2006 and December 10, 2006, the Board of Trustees of the Fund approved certain changes to the By-Laws of the Fund that may have the effect of delaying or preventing a change of control of the Fund including the implementation of a staggered Board of Trustees. These changes were not required to be, and were not, approved by the Fund's shareholders. To receive a copy of the amended By-Laws, investors may call the Fund at (800) 988-5891.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund and First Trust/Aberdeen Emerging Opportunity Fund was held on April 16, 2007. The Annual Meeting of Shareholders of the Preferred Shares of First Trust Tax-Advantaged Preferred Income Fund was held on May 11, 2007. At the Annual Meetings of Shareholders of First Trust Tax-Advantaged Preferred Income Fund, Trustee Keith was elected for a one year term by the Preferred Shares, Trustees Erickson and Kadlec were elected for a two-year terms and Trustees Bowen and Nielson were elected for three-year terms. The number of votes cast in favor of James A. Bowen was 2,772,151, the number of votes withheld was 23,989 and the number of abstentions was 174,572. The number of votes cast in favor of Niel B. Nielson was 2,771,601, the number of votes withheld was 24,539 and the number of abstentions was 174,572. The number of votes cast in favor of Richard E. Erickson was 2,771,601, the number of votes withheld was 24,539 and the number of abstentions was 174,572. At the Annual Meeting of Shareholders of Preferred Shares, Trustees Erickson and Kadlec were elected for two-year terms; Trustees Bowen and Nielson were elected for three-year terms. The number of Preferred Share votes cast in favor of each Trustee was 880. There were no Preferred Share votes withheld nor any abstentions for any of the Trustees.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Tax-Advantaged Preferred Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Stonebridge Advisors LLC (the "Sub-Advisor"), at a meeting held on March 12, 2007. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements continue to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged by investment advisors and sub-advisors to comparable funds and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the

--------------------------------------------------------------------------------
Additional Information - (Continued)
--------------------------------------------------------------------------------
                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                           APRIL 30, 2007 (UNAUDITED)

Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. The Board noted that First Trust Portfolios L.P., an affiliate of the Advisor, has an ownership interest in the Sub-Advisor and that this investment allows for more informed oversight of the Sub-Advisor by the Advisor. With respect to the Sub-Advisory Agreement, the Board received a presentation from a representative of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor meets the Fund's investment objectives. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor generally managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of one peer group selected by Lipper and a second peer group selected by the Advisor. The Board discussed with representatives of the Advisor the differences between the two peer groups and the limitations in creating a relevant peer group for the Fund, including the difficulties in comparing funds using different types of leverage. Based on the information provided, the Board noted that the Fund's management fees were in the fourth and first quintiles of the Lipper peer group and the Advisor peer group, respectively, and that the Fund's expense ratio was in the second and third quintiles of the Lipper peer group and the Advisor peer group, respectively. The Board considered that through June 27, 2008, the Advisor has agreed to reduce its annual management fee to 0.65% of the Fund's Managed Assets in order to reimburse the Fund for certain fees and expenses incurred by the Fund. The Board noted that the Advisor's waiver was reflected in the Lipper information. The Board also considered the sub-advisory fee rate and how it related to the overall management fee structure of the Fund and noted that the Advisor pays the Sub-Advisor out of the advisory fees it receives from the Fund. The Board noted that the Sub-Advisor has agreed to bear a portion of the expense reduction by reducing the amount of its full sub-advisory fee to 0.20% of the Fund's Managed Assets through June 27, 2008. Finally, the Board considered the advisory fees paid to the Advisor by similar funds, and noted that the Advisor does not provide advisory services to any other clients with investment objectives and policies similar to the Fund's. The Board considered that the Sub-Advisor does not provide services to other clients that have similar investment objectives and policies to the Fund.

The Board also considered the Fund's performance for the period from June 27, 2006 through December 31, 2006 as compared to the performance of a relevant blend of benchmark indices and to a performance group selected by Lipper. The Board noted that the Fund's performance was the lowest in the performance group for the period and that the Fund underperformed its benchmark for the period. The Board noted the limited time period for which it was considering the performance data and considered that the Sub-Advisor had not been able to invest in preferred securities until the end of this period. The Board also considered performance data provided by the Advisor for the since-inception period, and considered an analysis prepared by the Advisor on benefits provided by the Fund's leverage. In addition, the Board considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the Lipper peer group, noting that the Fund's premium/discount was generally indicative of the asset class. The Board concluded that the Fund's performance was reasonable.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure but had not identified any economies of scale realized by the Fund and had indicated that, because the Fund is a closed-end fund that is not issuing more shares other than pursuant to its dividend reinvestment plan, the Advisor believed that any discussion of economies of scale was not meaningful. The Board concluded that the management fee reflects an appropriate level of sharing of any economies of scale. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to closed-end funds for the twelve months ended December 31, 2006, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not unreasonable in light of the services provided to

--------------------------------------------------------------------------------
Additional Information - (Continued)
--------------------------------------------------------------------------------
                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                           APRIL 30, 2007 (UNAUDITED)

the Fund. In addition, the Board considered and discussed any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall out benefits to the Advisor such as soft dollars are not present. The Board concluded that any other fall out benefits received by the Advisor or its affiliates would appear to be attenuated.

The Board noted that the Sub-Advisor did not identify any economies of scale realized in connection with providing services to the Fund and represented that, with the fee waiver, the Sub-Advisor was providing sub-advisory services to the Fund at a loss. The Board discussed the income statements with the representatives of the Sub-Advisor. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor indicated that it does not receive any material fall out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "FUND") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

o   Information about your transactions with us, our affiliates or others;

o   Information we receive from your inquiries by mail, e-mail or telephone; and

o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

--------------------------------------------------------------------------------
Additional Information - (Continued)
--------------------------------------------------------------------------------
                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                           APRIL 30, 2007 (UNAUDITED)

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at 1-800-621-1675.

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)      NOT APPLICABLE.

(B) IDENTIFICATION OF ADDITIONAL PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

Since the Registrant's most recent annual report filed on Form N-CSR, at which time the Portfolio Management Team consisted of Scott Fleming and Robert DeRochie, the following persons have been added to the Portfolio Management
Team: Robert Wolf, Allen Shepard, and Richard Fortin.

Richard Fortin, CFA of Stonebridge Advisors, LLC ("Stonebridge" or "Sub-Adviser") serves as Vice President, Portfolio Manager and Analyst for Stonebridge. Mr. Fortin brings over 11 years of equity capital markets experience to Stonebridge. Prior to joining Stonebridge, Mr. Fortin was Senior Equity Analyst for the Telus Corporation Pension Fund, where he was a member of the Canadian Equities team that managed assets exceeding $US 1 billion. At Telus, Mr. Fortin's responsibilities encompassed detailed company analysis across numerous industries, investment strategy formulation and security selection/portfolio construction. Mr. Fortin previously worked for Soundvest Capital Management (formerly Queensway Investment Counsel, Ltd.) in Canada as an Equity Analyst where he performed analysis of equities in a broad range of industries in Canada and the United States. At Soundvest, Mr. Fortin was also responsible for analyzing income trusts at a time when the sector was in its infancy. Mr. Fortin received his Honors Bachelor of Commerce degree from the University of Ottawa in 1995, and his CFA designation in 2000.

Allen Shepard, PhD serves as Risk Analyst for Stonebridge. Dr. Shepard joined Stonebridge in 2004 and developed proprietary risk models for use in managing preferred and fixed-income securities. Prior to joining Stonebridge, Dr. Shepard held positions as a Gibbs Instructor in the Mathematics Department at Yale University and as an Assistant Professor of Mathematics at Allegheny College. Dr. Shepard brings a strong academic background to Stonebridge's analytical team. He received a BA in Mathematics from Hampshire College in 1980 and a PhD in Mathematics from Brown University in 1985, specializing in the field of algebraic topology. His subsequent research has been in mathematical economics. In order to expand his background in applied mathematical disciplines, Dr. Shepard returned to graduate school during 1995-1997, first in the Economics Department at MIT and then in the PhD program in Economics at Boston University.

Robert Wolf serves as Assistant Vice President and Analyst, for Stonebridge. Mr. Wolf brings nearly 8 years of fixed income experience to Stonebridge. Prior to joining Stonebridge, Mr. Wolf was a high-yield fixed-income research analyst at Lehman Brothers. In this role, his responsibilities included detailed credit analysis across multiple sectors, relative value analysis, and developing trade recommendations for Lehman's High-Yield proprietary trading effort. Mr. Wolf previously worked for Lehman Brothers Commercial Mortgage-Backed Securities ("CMBS") trading desk as a credit analyst where he provided in-depth analysis of CMBS transactions and the underlying commercial real estate market. Mr. Wolf received his BS degree in Chemistry from Villanova University in 1999 and his MBA in Finance from the New York University Stern School of Business in 2004.

OTHER ACCOUNTS MANAGED BY ADDITIONAL PORTFOLIO MANAGEMENT TEAM MEMBERS AS OF APRIL 30, 2007.

                                                                                                 Total # of
Name of Portfolio Manager or Team Member                   Type of Accounts                   Accounts Managed     Total Assets
3.  Richard Fortin, CFA                    Registered Investment Companies:                           0                 $0
                                           Other Pooled Investment Vehicles:                          0                 $0
                                           Other Accounts:                                            3               $6.45 M
4.  Allen Shepard, PhD                     Registered Investment Companies:                           0                 $0
                                           Other Pooled Investment Vehicles:                          0                 $0
                                           Other Accounts:                                            0                 $0
5.  Robert Wolf                            Registered Investment Companies:                           0                 $0
                                           Other Pooled Investment Vehicles:                          0                 $0
                                           Other Accounts:                                            0                 $0



                                                                                                              Total Assets for
                                                                                     # of Accounts Managed   which Advisory Fee
                                                                                    for which Advisory Fee       is Based on
Name of Portfolio Manager or Team Member                   Type of Accounts         is Based on Performance      Performance
3.  Richard Fortin, CFA                    Registered Investment Companies:                    0                     $0
                                           Other Pooled Investment Vehicles:                   0                     $0
                                           Other Accounts:                                     0                     $0
4.  Allen Shepard, PhD                     Registered Investment Companies:                    0                     $0
                                           Other Pooled Investment Vehicles:                   0                     $0
                                           Other Accounts:                                     0                     $0
5.  Robert Wolf                            Registered Investment Companies:                    0                     $0
                                           Other Pooled Investment Vehicles:                   0                     $0
                                           Other Accounts:                                     0                     $0



POTENTIAL CONFLICTS OF INTERESTS

Stonebridge's Tax-Preferred investment style is consistent across all of its managed accounts. Stonebridge is not aware of any material conflicts of interest between their separately managed accounts and the Registrant. In the case where Stonebridge does block trades that involve the Registrant and other accounts, Stonebridge follows their trade allocation policy and handles the trade in a fair and equitable manner.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

Compensation of the members of the portfolio management team consists of a base salary plus discretionary bonus. The bonus on the success of Stonebridge in meeting their growth goals, the performance of the employee in handling their responsibilities and the earnings available for employee bonuses. Compensation is based on the growth of the overall assets of the firm. Additionally, Mr. Fleming is a principal of the sub-advisor and receives compensation from his equity ownership in Stonebridge.

DISCLOSURE OF SECURITIES OWNERSHIP

         Information provided as of April 30, 2007

                                            Dollar Range of Fund Shares
            Name                                 Beneficially Owned
            Richard Fortin, CFA                         $ 0
            Allen Shepard, PhD                          $ 0
            Robert Wolf                                 $ 0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.


     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date              JUNE 29, 2007
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date              JUNE 29, 2007
    ----------------------------------------------------------------------------


By (Signature and Title)* /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                         Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer
                         (principal financial officer)

Date              JUNE 29, 2007
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.